UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 20, 2010

FIDELITY NATIONAL FINANCIAL, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-32630	16-1725106

(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

601 Riverside Avenue Jacksonville, Florida	32204

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (904) 854-8100

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     To the extent that the matters described in Item 8.01 below are reportable under Item 1.01, they are incorporated herein by reference.
ITEM 8.01 OTHER EVENTS
     On April 20, 2010, Fidelity National Financial Inc. (“FNF”) and the other owners thereof agreed to sell Fidelity Sedgwick Holdings, Inc. (“Sedgwick”), FNF’s minority-owned affiliate that provides claims management services to large corporate and public sector entities. FNF expects to receive approximately $220 million in proceeds for its ownership interest, resulting in a pre-tax gain of approximately $95 million. Upon completion of the transaction, funds affiliated with Stone Point Capital LLC and Hellman & Friedman LLC will together acquire 100% ownership of Sedgwick. The transaction is expected to close during the second quarter of 2010, subject to customary conditions and the receipt of regulatory approvals.
     The sale will be effected through an Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 20, 2010, by and among Columbus Midco Holdings, Inc. (“Parent”), a Delaware corporation, Columbus Mergerco, Inc., a Delaware Corporation and wholly-owned subsidiary of the Parent (“Sub”), Sedgwick and FNF, as representative for the stockholders of Sedgwick. Concurrent with the signing of the Merger Agreement, FNF entered into a stockholder agreement with the Parent and Sub, pursuant to which FNF consented to the adoption of the Merger Agreement, made representations and warranties relating to, among other things, its equity interest in Sedgwick, and provided certain waivers, acknowledgments and covenants regarding the transaction.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit No.	Description

99.1	Agreement and Plan of Merger, dated as of April 20, 2010, by and among Columbus Midco Holdings, Inc., Columbus Mergerco, Inc., Fidelity Sedgwick Holdings, Inc. and Fidelity National Financial, Inc., as stockholder representative

99.2	Stockholder Agreement, dated as of April 20, 2010, by and among Fidelity National Financial, Inc., Columbus Midco Holdings, Inc. and Columbus Mergerco, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL FINANCIAL, INC.
	By:	/s/ Anthony J. Park
Date: April 26, 2010		Name:	Anthony J. Park
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Agreement and Plan of Merger, dated as of April 20, 2010, by and among Columbus Midco Holdings, Inc., Columbus Mergerco, Inc., Fidelity Sedgwick Holdings, Inc. and Fidelity National Financial, Inc., as stockholder representative

99.2	Stockholder Agreement, dated as of April 20, 2010, by and among Fidelity National Financial, Inc., Columbus Midco Holdings, Inc. and Columbus Mergerco, Inc.